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American Funds Insurance Series(R)


Prospectus Supplement dated June 25, 2004 for Class 1 shares Prospectus dated May 1, 2004


The third paragraph on page 1 is amended as follows:

The Series offers three classes of fund shares: Class 1, Class 2 and Class 3 shares. This prospectus offers only Class 1 shares and is for use with the contracts that make Class 1 shares available. The Board of Trustees may establish additional funds and classes in the future. The investment objective(s) and policies of each fund are discussed below. More information on the funds is contained in the Series' statement of additional information.


The share class headings for the "Annual Fund Operating Expenses Table" and "Example" on pages 4, 7, 10, 13, 16, 20, 23, 26, 29, 32, 35, 38 and 41 are
amended as follows:

Class 1



                Please keep this Supplement with your copy of the
                                   Prospectus.